POWER OF ATTORNEY

I, Leanne M. Bell, Director of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel and Secretary of Nassau Life Insurance Company; (2) Sam Caligiuri, Vice President and Assistant Secretary of Nassau Life Insurance Company; and (3) William Moorcroft, Chief Compliance Officer and Anti-Money Laundering Officer my true and lawful attorney-in-fact, for me and in my name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Product Name	Separate Account Name	1940 Act File Number
Individual Variable Annuity Contracts	First Investors Life Variable Annuity Fund A	811-02982
The Insured Series Policy	First Investors Life Level Premium Variable Life Insurance Separate Account B	811-04328
ISP Choice (ISPC-15 and ISPC-WL)	First Investors Life Level Premium Variable Life Insurance Separate Account B	811-04328
ISP Choice (ISPC-10, ISPC-20, ISPC-65, ISPC-Whole Life, ISP10 Express)	First Investors Life Level Premium Variable Life Insurance Separate Account B	811-04328
First Choice	First Investors Life Variable Annuity Fund C	811-06130
The Tax Tamer I	First Investors Life Variable Annuity Fund C	811-06130
First Choice Bonus Annuity	First Investors Life Variable Annuity Fund D	811-08205
The Tax Tamer II	First Investors Life Variable Annuity Fund D	811-08205
Variable Universal Life	First Investors Life Separate Account E	811-21742
SPVL Modified Single Premium Variable Life Insurance Policy	First Investors Life Separate Account E	811-21742

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 2020.

/s/ Leanne M. Bell
Name: Leanne M. Bell
Title: Director

POWER OF ATTORNEY

I, Phillip J. Gass, President and Chief Executive Officer of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel and Secretary of Nassau Life Insurance Company; (2) Sam Caligiuri, Vice President and Assistant Secretary of Nassau Life Insurance Company; and (3) William Moorcroft, Chief Compliance Officer and Anti-Money Laundering Officer my true and lawful attorney-in-fact, for me and in my name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Product Name	Separate Account Name	1940 Act File Number
Individual Variable Annuity Contracts	First Investors Life Variable Annuity Fund A	811-02982
The Insured Series Policy	First Investors Life Level Premium Variable Life Insurance Separate Account B	811-04328
ISP Choice (ISPC-15 and ISPC-WL)	First Investors Life Level Premium Variable Life Insurance Separate Account B	811-04328
ISP Choice (ISPC-10, ISPC-20, ISPC-65, ISPC-Whole Life, ISP10 Express)	First Investors Life Level Premium Variable Life Insurance Separate Account B	811-04328
First Choice	First Investors Life Variable Annuity Fund C	811-06130
The Tax Tamer I	First Investors Life Variable Annuity Fund C	811-06130
First Choice Bonus Annuity	First Investors Life Variable Annuity Fund D	811-08205
The Tax Tamer II	First Investors Life Variable Annuity Fund D	811-08205
Variable Universal Life	First Investors Life Separate Account E	811-21742
SPVL Modified Single Premium Variable Life Insurance Policy	First Investors Life Separate Account E	811-21742

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 2020.

/s/ Phillip J. Gass
Name: Phillip J. Gass
Title: President and Chief Executive Officer

POWER OF ATTORNEY

I, Kevin J. Gregson, Director of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel and Secretary of Nassau Life Insurance Company; (2) Sam Caligiuri, Vice President and Assistant Secretary of Nassau Life Insurance Company; and (3) William Moorcroft, Chief Compliance Officer and Anti-Money Laundering Officer my true and lawful attorney-in-fact, for me and in my name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Product Name	Separate Account Name	1940 Act File Number
Individual Variable Annuity Contracts	First Investors Life Variable Annuity Fund A	811-02982
The Insured Series Policy	First Investors Life Level Premium Variable Life Insurance Separate Account B	811-04328
ISP Choice (ISPC-15 and ISPC-WL)	First Investors Life Level Premium Variable Life Insurance Separate Account B	811-04328
ISP Choice (ISPC-10, ISPC-20, ISPC-65, ISPC-Whole Life, ISP10 Express)	First Investors Life Level Premium Variable Life Insurance Separate Account B	811-04328
First Choice	First Investors Life Variable Annuity Fund C	811-06130
The Tax Tamer I	First Investors Life Variable Annuity Fund C	811-06130
First Choice Bonus Annuity	First Investors Life Variable Annuity Fund D	811-08205
The Tax Tamer II	First Investors Life Variable Annuity Fund D	811-08205
Variable Universal Life	First Investors Life Separate Account E	811-21742
SPVL Modified Single Premium Variable Life Insurance Policy	First Investors Life Separate Account E	811-21742

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 2020.

/s/ Kevin J. Gregson
Name: Kevin J. Gregson
Title: Director

POWER OF ATTORNEY

I, Michael L. Kalen, Director of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel and Secretary of Nassau Life Insurance Company; (2) Sam Caligiuri, Vice President and Assistant Secretary of Nassau Life Insurance Company; and (3) William Moorcroft, Chief Compliance Officer and Anti-Money Laundering Officer my true and lawful attorney-in-fact, for me and in my name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Product Name	Separate Account Name	1940 Act File Number
Individual Variable Annuity Contracts	First Investors Life Variable Annuity Fund A	811-02982
The Insured Series Policy	First Investors Life Level Premium Variable Life Insurance Separate Account B	811-04328
ISP Choice (ISPC-15 and ISPC-WL)	First Investors Life Level Premium Variable Life Insurance Separate Account B	811-04328
ISP Choice (ISPC-10, ISPC-20, ISPC-65, ISPC-Whole Life, ISP10 Express)	First Investors Life Level Premium Variable Life Insurance Separate Account B	811-04328
First Choice	First Investors Life Variable Annuity Fund C	811-06130
The Tax Tamer I	First Investors Life Variable Annuity Fund C	811-06130
First Choice Bonus Annuity	First Investors Life Variable Annuity Fund D	811-08205
The Tax Tamer II	First Investors Life Variable Annuity Fund D	811-08205
Variable Universal Life	First Investors Life Separate Account E	811-21742
SPVL Modified Single Premium Variable Life Insurance Policy	First Investors Life Separate Account E	811-21742

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 2020.

/s/ Michael L. Kalen
Name: Michael L. Kalen
Title: Director

POWER OF ATTORNEY

I, Leland C. Launer, Jr., Director of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel and Secretary of Nassau Life Insurance Company; (2) Sam Caligiuri, Vice President and Assistant Secretary of Nassau Life Insurance Company; and (3) William Moorcroft, Chief Compliance Officer and Anti-Money Laundering Officer my true and lawful attorney-in-fact, for me and in my name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Product Name	Separate Account Name	1940 Act File Number
Individual Variable Annuity Contracts	First Investors Life Variable Annuity Fund A	811-02982
The Insured Series Policy	First Investors Life Level Premium Variable Life Insurance Separate Account B	811-04328
ISP Choice (ISPC-15 and ISPC-WL)	First Investors Life Level Premium Variable Life Insurance Separate Account B	811-04328
ISP Choice (ISPC-10, ISPC-20, ISPC-65, ISPC-Whole Life, ISP10 Express)	First Investors Life Level Premium Variable Life Insurance Separate Account B	811-04328
First Choice	First Investors Life Variable Annuity Fund C	811-06130
The Tax Tamer I	First Investors Life Variable Annuity Fund C	811-06130
First Choice Bonus Annuity	First Investors Life Variable Annuity Fund D	811-08205
The Tax Tamer II	First Investors Life Variable Annuity Fund D	811-08205
Variable Universal Life	First Investors Life Separate Account E	811-21742
SPVL Modified Single Premium Variable Life Insurance Policy	First Investors Life Separate Account E	811-21742

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 2020.

/s/ Leland C. Launer, Jr.
Name: Leland C. Launer, Jr.
Title: Director

POWER OF ATTORNEY

I, David Monroe, Vice President and Chief Accounting Officer of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel and Secretary of Nassau Life Insurance Company; (2) Sam Caligiuri, Vice President and Assistant Secretary of Nassau Life Insurance Company; and (3) William Moorcroft, Chief Compliance Officer and Anti-Money Laundering Officer my true and lawful attorney-in-fact, for me and in my name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Product Name	Separate Account Name	1940 Act File Number
Individual Variable Annuity Contracts	First Investors Life Variable Annuity Fund A	811-02982
The Insured Series Policy	First Investors Life Level Premium Variable Life Insurance Separate Account B	811-04328
ISP Choice (ISPC-15 and ISPC-WL)	First Investors Life Level Premium Variable Life Insurance Separate Account B	811-04328
ISP Choice (ISPC-10, ISPC-20, ISPC-65, ISPC-Whole Life, ISP10 Express)	First Investors Life Level Premium Variable Life Insurance Separate Account B	811-04328
First Choice	First Investors Life Variable Annuity Fund C	811-06130
The Tax Tamer I	First Investors Life Variable Annuity Fund C	811-06130
First Choice Bonus Annuity	First Investors Life Variable Annuity Fund D	811-08205
The Tax Tamer II	First Investors Life Variable Annuity Fund D	811-08205
Variable Universal Life	First Investors Life Separate Account E	811-21742
SPVL Modified Single Premium Variable Life Insurance Policy	First Investors Life Separate Account E	811-21742

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 2020.

/s/ David Monroe
Name: David Monroe
Title: Vice President and Chief Accounting Officer

POWER OF ATTORNEY

I, Thomas A. Williams, Vice President, Chief Financial Officer and Treasurer of Nassau Life Insurance Company, do hereby appoint (1) Kostas Cheliotis, Vice President, General Counsel and Secretary of Nassau Life Insurance Company; (2) Sam Caligiuri, Vice President and Assistant Secretary of Nassau Life Insurance Company; and (3) William Moorcroft, Chief Compliance Officer and Anti-Money Laundering Officer my true and lawful attorney-in-fact, for me and in my name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by Nassau Life Insurance Company and/or a separate account thereof, under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Product Name	Separate Account Name	1940 Act File Number
Individual Variable Annuity Contracts	First Investors Life Variable Annuity Fund A	811-02982
The Insured Series Policy	First Investors Life Level Premium Variable Life Insurance Separate Account B	811-04328
ISP Choice (ISPC-15 and ISPC-WL)	First Investors Life Level Premium Variable Life Insurance Separate Account B	811-04328
ISP Choice (ISPC-10, ISPC-20, ISPC-65, ISPC-Whole Life, ISP10 Express)	First Investors Life Level Premium Variable Life Insurance Separate Account B	811-04328
First Choice	First Investors Life Variable Annuity Fund C	811-06130
The Tax Tamer I	First Investors Life Variable Annuity Fund C	811-06130
First Choice Bonus Annuity	First Investors Life Variable Annuity Fund D	811-08205
The Tax Tamer II	First Investors Life Variable Annuity Fund D	811-08205
Variable Universal Life	First Investors Life Separate Account E	811-21742
SPVL Modified Single Premium Variable Life Insurance Policy	First Investors Life Separate Account E	811-21742

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of June, 2020.

/s/ Thomas A. Williams
Name: Thomas A. Williams
Title: Vice President, Chief Financial Officer and Treasurer